1 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com LIFELOCK AUGUST 2015

Safe Harbor Statement ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 2 This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information regarding our growth strategy, priorities, media spend, long-term goals, and our profitability. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements including the FTC action, the volatility of our stock, the regulatory environment, and legal proceedings. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

Recent Business Highlights ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 3 • Ended the quarter with approximately 4.0 million members, adding the last million members significantly faster than any time in our history. • Added 317,000 gross new members in the second quarter of 2015. • Recorded the 41st consecutive quarter of sequential growth in revenue and cumulative ending members. • Achieved a retention rate of 87.1% for the second quarter of 2015, which was the eleventh consecutive quarter LifeLock’s retention rate has been above 87%. • Increased monthly average revenue per member to $11.68 for the second quarter of 2015 from $10.99 for the second quarter of 2014. • Appointed Jaynie Miller Studenmund to our Board of Directors, as Chair of the Compensation Committee and as a member of the Audit Committee. • Welcomed Neil Daswani as our new Chief Information Security Officer.

LifeLock

The Cost of Identity Theft

26 MILLION
US victims of identity theft**

904 MILLION
number of records exposed by data breach in 2014****

Identity theft was the
#1 COMPLAINT
reported in the US for 15 years*

$25 BILLION
In losses due to identity theft in US***

Every 2 seconds
Someone is a victim of identity theft**

* Federal Trade Commission press release, Feb., 27, 2015pr.
** Identity Theft Study, a commissioned survey conducted by Forrester Consulting on behalf of LifeLock, April/May 2014. Results are based on survey participant identity theft and life events of past 12 months.
*** The Bureau of Justice Statistics bulletin, *Victims of Identity Theft, 2012* (December 2013)
**** 2015 Data Protection and Breach. Online Trust Alliance. Pre-Release Draft (January 29, 2015) Based on fist nine months of 2014.

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com
4

The Increasing Risk of Identity Fraud ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 5 *Global Mobile Devices. eMarketer November 21, 2013 **Forrester research custom forecast for LifeLock (2013). ***Global B2C Ecommerce Sales to Hit $1.5 Trillion This Year Driven by Growth in Emerging Markets. eMarketer Feb. 2014. ****Consumer Sentinel Data Book for January-December 2013. Federal Trade Comm. Feb. 2014 ***** Identity Theft Study, a commissioned survey conducted by Forrester Consulting on behalf of LifeLock. Results are based on survey participant identity theft and life events between April 2013 and May 2014. 1.7 BILLION Global Social Network Users* Social Media users are 3 times more likely than non-social media users to be an identity theft victim in the past 12 months.***** 7.0 BILLION Global Mobile Devices** Smartphone users are 3.5 times more likely than non-smartphone users to be an identity theft victim in the past 12 months***** 1.5 TRILLION Global E-Commerce Sales*** Online Shoppers are 4 times more likely to be an identity theft victim in the past 12 months .***** 17 % OF ALL FTC Reported Identity Theft Complaint Claims****

Concerned About Security – 78 Million ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 6 30+ Million are doing something 40+ Million are doing nothing Current Market Share 4.0 Million

Adults in U.S. ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 7 240 Million Income of $50K Plus

Enterprise Market Opportunity ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 8 245 Million Transactions in 2014 3.4 Billion Target Opportunity

Proactive Identity Use Alerts The LifeLock Ecosystem ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 9 Real-time ID Scores Technology Platform Predictive Analytics Data Repository Data growth builds momentum Member Data Elements & Authenticating Responses Cross-Industry Data Elements

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 10 Growth Strategy Take advantage of our unique ecosystem Expand data inputs Evolve targeting and messaging Grow partner channel Leverage mobile Long Term Vision – Identity Bureau

IDA Market: Leading Enterprises across a wide range of industries ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 11 U.S. Wireless Providers 4 of the Top 5 Carriers Credit Card Issuers 4 of the Top 5 Issuers Retail Card Issuers 4 of the top 5 retail credit card issuers Alternative Lenders Auto Lenders Alternative Payments

Superior Performance From Differentiated Data ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com • Over 1 trillion data elements • Over 2 billion high-value consumer events • Unique data others don’t see • Over 3.3 million known identity frauds • Can score 100% of US adult population ID Network: A real-time, cross-industry network of consumer behavioral data 12

One column A broad network of identity behavioral connections and linkages provides deep insight into identity risk 13 20 9 41 17 Visibility into unusual identity behavior such as high velocity Uncovering Risk - Name - Phone - Date of Birth - Email Address - Address - SSN - Fraud Application - Application Legend ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com Confirmed fraud connected to identity elements 3

Enable the Enterprise, Empower the Consumer ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 14 ID Score: 721

Growth Strategy: 3.4 Billion Alertable Transactions ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 15 Expand the Core 580 Million Penetrate Adjacent Markets 360 Million Establish eCommerce Market 2.5 Billion Market Opportunity

Product Evolution ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 16 LifeLock Mobile LifeLock Junior $5.99 LifeLock Ultimate Plus $29.99 LifeLock Advantage $19.99 LifeLock Ultimate $25 month LifeLock Command Center $15 month LifeLock Basic $10 month I I I I I I I 2009 2010 2011 2012 2013 2014 2015 LifeLock Standard $9.99

Product Lineup LifeLock Standard $9.99 LifeLock Advantage $19.99 LifeLock Ultimate Plus $29.99 All features in our basic LifeLock service, plus: • Enhanced insurance policy that underwrites our service guarantee All features in LifeLock Standard, plus: • Credit card, checking and savings account alerts • Online annual credit report and score • Data breach notifications • Court records scanning • Fictitious identity scanning All features in our LifeLock Advantage service plus: • Sex Offender Reports • Investment account activity alerts • Online annual Tri-bureau credit report and score • Tri-bureau credit inquiry activity monitoring • Monthly credit score tracking • Bank Account Takeover Alerts ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 17

LifeLock Consumer -3 Layers of Protection 18 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com Monitor over a trillion data points every day Proactive alerts that empower consumers 24x7 Certified resolution specialists to handle your case RESTOREALERTDETECT

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com Live freely in an always connected world 19 email SMS / TEXT Integrated Voice Response

Priorities 20 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 1 REACH 2 CONVERSION Members $ $ $ 4 VIRALITY 3 MONETIZATION Continuum Process

Myth #1: “My credit card protects me” 21 • Narrow Visibility • Card Fraud Not Identity Protection Credit Card ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #2: “I can do this by myself” 22 DIY • Limited DIY Steps • Not Realistic • Not Real Time • Not Effective ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #3: “Credit monitoring is good enough” 23 Credit Monitoring • Not Comprehensive • Speed Matters • Reactive Not Proactive ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

The LifeLock Difference… 24 Unique Data Superior Technology Trusted Brand Growth, Retention, Customer Satisfaction ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

Multi-Channel GTM Strategy 25 Direct To Consumer Marketing Partner Distribution Channels ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

26 Television: A More Diverse Mix Insert additional logos on right ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

Shifting Media Spend Towards Digital $ 27 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 2012 2013 2014 Online Offline

Educate, Educate, Educate 28 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

A commissioned survey conducted in Jan-March 2015 by MSI International on behalf of LifeLock. Base: Total Respondents 1008 (aware) Q5a. (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider) Save room for second graph – will include unaided awareness Brand Leadership •MSI International. January 2014 • Q5a. What companies are you aware of that provide Financial/Security/Identity Theft Protection services to consumers? 29 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com % When asked what companies are you aware of that provide Identity Theft Protection / Credit Monitoring & Alerts services to consumers? 33% 9% 3% 7% 4% 1% 0 1% 0 3% 0% 5% 10% 15% 20% 25% 30% 35% 40% LifeLock Experian Equifax Credit Karma ID Guard Trusted ID FreeCreditScore.com ProtectMyId ID Patrol TransUnion

Partner Overview ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 30 Co-Marketing Embedded Affiliates Employee Benefits Breach Direct Response

2015 Partner Channel Growth ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 31 Strategic partner investments

LifeLock

Financial Services Case Study


FINANCIAL
SERVICES

Profile:

Mid-Size Community Bank

Bank had $2.5 billion in assets

Overview:

A commercial bank displaced a credit monitoring offer with LifeLock.

of Members


1055
Credit Monitoring
3738
LifeLock

LTV Revenue per Member


$415
Credit Monitoring
$810
LifeLock

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 32

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Revenue and Adjusted EBITDA* ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 33 *Non-GAAP financial measure, see Appendix for most comparable GAAP number and reconciliation **2015 Revenue and Adjusted EBITDA figures are based on the mid-point of the guidance provided in our Earnings Results call on July 29, 2015 for the full year ending December 31, 2015. (20.0) - 20.0 40.0 60.0 80.0 100.0 2010 2011 2012 2013 2014 2015* Adjusted EBITDA ($M) - 200.0 400.0 600.0 2010 2011 2012 2013 2014 2015** Revenue ($M) Consumer Enterprise

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Member Metrics ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 34 *For the 6 month period ended June 30, 2015 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2010 2011 2012 2013 2014 2015 Cumulative Ending Members (millions) 517 704 762 944 1,164 738 200 400 600 800 1,000 1,200 2010 2011 2012 2013 2014 YTD 2015* Gross New Members (thousands) 648

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Revenue per Member ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 35 *For the 6 month period ended June 30, 2015 7.00 8.00 9.00 10.00 11.00 12.00 2010 2011 2012 2013 2014 YTD 2015* Monthly Average Revenue per Member Monthly Average Revenue per Member

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Product Mix ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 36 * Gross new members for the 6 month period ended June 30, 2015 ** LifeLock Premium Products include LifeLock Ultimate, LifeLock Ultimate Plus & LifeLock Advantage. ** 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 2015 GNM* LifeLock Premium Products LifeLock Command Center LifeLock Basic and Standard LifeLock for Minors/LifeLock Junior

LifeLock

Annual Retention Rate


90.0%
85.0%
80.0%
75.0%
70.0%
79.1%
82.7%
87.1%
87.8%
87.7%
87.1%
2010
2011
2012
2013
2014
Q2 2015

2014 Cohort Aging


95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
80.1%
87.0%
89.7%
91.1%
92.1%
93.1%
93.9%
1
2
3
4
5
6
7
# of Years a Member

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com

37

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 38 Growing Lifetime Value 2010 2011 2012 2013 2014 COA Fulfillment Net LTV 2010 2011 2012 2013 2014 COA Fulfillment Net LTV Member Base New Members NOTE: Take out #’s & stretch taller at same ratio

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Free Cash Flow* ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 39 *Non-GAAP financial measure, see Appendix for most comparable GAAP number & reconciliation **2015 Free Cash Flow is based on the mid-point of the guidance provided in our Earnings Results call on July 29, 2015 for the full year ending December 31, 2015. $(30.0) $- $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014 2015**

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Strong Balance Sheet ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 40 Dec 31, 2014 $Millions June 30, 2015 $Millions Cash and Marketable Securities 273.9 326.0 Goodwill & Intangible Assets 197.7 193.5 Deferred Tax Assets 43.7 49.4 Total Other Assets 48.0 53.8 Deferred Revenue 145.2 179.7 Debt - - Total Other Liabilities 85.3 99.9 Stockholder’s Equity 332.8 343.1

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 41 Long-Term Goals 2010 2011 2012 2013 2014 LT Goals1 Adj GM% 68% 68% 71% 73% 75% 75% - 77% Adj S&M 48% 47% 44% 44% 44% 36% - 39% Adj T&D 13% 9% 10% 10% 10% 9% - 10% Adj G&A 13% 8% 7% 9% 11% 7% - 8% Adj EBITDA (3.2)% 6.4% 11.2% 11.4% 11.7% 20% - 25% FCF (10)% 12% 15% 18% 19% 18 – 23% 1 These goals are forward‐looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K for the year ended December 31, 2014 and our Form 10-Q for the quarterly period ended June 30, 2015. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 SaaS + Internet + Security (137 companies) ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 42

LifeLock

SaaS + Internet + Security

Revenue >$100mm

Revenue Growth >20%

Gross Margin >70%

EBITDA Margin >10%

FCF Margin >10%

16 companies

©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 43

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Key Investment Highlights ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 44 Large and growing addressable market Leader in consumer identity theft and consumer risk management Industry leading service offering Strong barriers to entry: data, analytics, technology platform, and brand Experienced management team with track record of execution Predictable subscription model Compelling combination of growth, profitability, and cash flow

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 45 Appendix

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 GAAP to Non-GAAP Reconciliations ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 46 2009 2010 2011 2012 2013 2014 Cash flows provided by (used in) operations (23.4) (14.5) 24.3 48.4 77.4 109.2 Acquisitions of property and equipment (5.1) (1.5) (2.0) (7.5) (10.4) (14.6) Legal Settlement - 11.0 - (3.6) - (5.0) Free Cash Flow (28.5) (5.0) 22.3 37.3 67.0 89.6 2010 2011 2012 2013 2014 Net income (loss) (15.4) (4.3) 23.5 54.5 2.5 Depreciation and amortization 4.2 3.7 10.4 12.8 16.3 Share-based compensation 3.3 3.3 6.8 11.1 18.1 Interest expense 1.4 0.2 3.7 0.4 0.4 Interest income - - - (0.1) (0.3) Change in fair value of warrant liabilities 1.3 8.7 (3.1) - - Change in embedded derivatives - - 2.8 - - Other expense - - - - 0.1 Acquisition expenses - 0.6 0.7 1.1 - Legal Settlement - - (3.6) - 15.0 Income tax (benefit) expense - 0.2 (13.7) (37.5) 3.4 Adjusted EBITDA (5.2) 12.5 27.5 42.2 55.5 Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow Reconciliation of Net Income (Loss) to Adjusted EBITDA

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 GAAP to Non-GAAP Reconciliations ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 47 Reconciliation of Cost of Services to Adjusted Cost of Services 2010 2011 2012 2013 2014 Cost of services 51.4 62.6 79.9 100.1 120.4 Share-based compensation (0.3) (0.3) (0.6) (0.8) (1.3) Adjusted Cost of Services 51.1 62.3 79.3 99.3 119.1 Reconciliation of Gross Profit to Adjusted Gross Profit 2010 2011 2012 2013 2014 Gross Profit 110.8 131.3 196.5 269.6 355.6 Share-based compensation 0.2 0.3 0.6 0.8 1.3 Adjusted Gross Profit 111.0 131.6 197.2 270.4 356.9

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 GAAP to Non-GAAP Reconciliations ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 48 Reconciliation of Sales and Marketing Expenses to Adjusted Sales and Marketing Expenses 2010 2011 2012 2013 2014 Sales and marketing expenses 78.8 91.2 123.0 162.4 214.0 Share-based compensation (0.7) (0.7) (1.1) (1.3) (3.2) Adjusted sales and marketing expenses 78.1 90.5 121.9 161.0 210.8 Reconciliation of Technology and Development Expenses to Adjusted Technology and Development Expenses 2010 2011 2012 2013 2014 Technology and development expenses 21.3 17.7 29.5 40.0 51.0 Share-based compensation (0.8) (0.8) (1.7) (2.8) (5.1) Acquisition related expenses - - - - - Adjusted technology and development expenses 20.5 16.9 27.8 37.1 45.9

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 GAAP to Non-GAAP Reconciliations ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 49 Reconciliation of General and Administrative Expenses to Adjusted General and Administrative Expenses 2010 2011 2012 2013 2014 General and administrative expenses 23.3 17.5 24.6 42.1 75.7 Share-based compensation (1.5) (1.5) (3.3) (6.2) (8.7) Acquisition related expenses - (0.6) (0.7) (1.0) - Legal Reserve - - 3.6 - (15.0) Adjusted general and administrative expenses 21.8 15.4 24.2 34.9 52.0

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Components of Profit and Loss ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 50 Cost of Service Consumer revenue Enterprise revenue Total revenue COS GM S&M T&D G&A Adj EBITDA Depreciation $M % of Rev 340.1 92.0% 29.5 8.0% 369.7 100.0% 96.8 26.2% 272.9 73.8% 160.4 43.4% 35.8 9.7% 34.5 9.3% 42.2 11.4% 4.9 2013 2014 Actual $M % of Rev Consumer revenue 449.2 94.4% Enterprise revenue 26.8 5.6% Total revenue 476.0 100.0% Adj COS 119.1 25.0% Adj GM 356.9 75.0% Adj S&M 210.8 44.3% Adj T&D 45.9 9.6% Adj G&A 52.0 11.1% Adj EBITDA 55.5 11.7% Fulfillment Partners (incl Insurance) Member Services Credit Card Fees Other

Secondary Colors R55 G53 G52 PMS BLK7C R204 G9 B47 PMS 186 R119 G184 B0 PMS 376 R153 G153 B153 Cool Gray R255 G161 B45 PMS 1375 Primary LifeLock Colors R0 G41 B66 R172 G26 B47 Additional Graphic + Gradient Colors R0 G62 B116 R153 G153 B153 R55 G53 G52 R235 G113 B37 R90 G142 B34 R204 G9 B47 R119 G184 B0 R255 G161 B45 Components of Profit and Loss ©2015 LifeLock Inc. 1-800-LifeLock LifeLock.com 51 Sales and Marketing Consumer revenue Enterprise revenue Total revenue COS GM S&M T&D G&A Adj EBITDA Depreciation $M % of Rev 340.1 92.0% 29.5 8.0% 369.7 100.0% 96.8 26.2% 272.9 73.8% 160.4 43.4% 35.8 9.7% 34.5 9.3% 42.2 11.4% 4.9 2013 2014 Actual $M % of Rev Consumer revenue 449.2 94.4% Enterprise revenue 26.8 5.6% Total revenue 476.0 100.0% Adj COS 119.1 25.0% Adj GM 356.9 75.0% Adj S&M 210.8 44.3% Adj T&D 45.9 9.6% Adj G&A 52.0 11.1% Adj EBITDA 55.5 11.7% Media Commission s Enterprise Production Personnel Other